Supplement dated February 24, 2020
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Document Dated
Columbia Funds Series Trust I
Multi-Manager International Equity Strategies Fund	Prospectus: 12/18/2019 & 1/1/2020 Summary Prospectus: 12/18/2019 & 1/1/2020
James Doyle, M.B.A. has announced his intention to retire from Causeway Capital Management LLC on or about
June 30, 2020. As of such date, he will cease to serve as Portfolio Manager for the Fund and all references to James Doyle, M.B.A. in the Fund’s Prospectus and Summary Prospectus will be removed.
Shareholders should retain this Supplement for future reference.
SUP302_08_004_(02/20)